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            SUPPLEMENT DATED NOVEMBER 1, 1996, TO THE PROSPECTUS OF
                   COMMON SENSE(R) TRUST DATED MAY 20, 1996.

     On October 31, 1996, VK/AC Holding, Inc. became a wholly owned indirect subsidiary of Morgan Stanley Group Inc. pursuant to the closing of an Agreement and Plan of Merger among Morgan Stanley Group Inc., MSAM Holdings II, Inc. and MSAM Acquisition Inc., whereby MSAM Acquisition Inc. was merged with and into VK/AC Holding, Inc. and VK/AC Holding, Inc. was the surviving corporation (the "Acquisition"). As a result of the Acquisition, VK/AC Holding, Inc. became a wholly owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly owned subsidiary of Morgan Stanley Group Inc. VK/AC Holding, Inc. is the indirect parent of the Fund's investment adviser, Van Kampen American Capital Asset Management Inc. (the "Adviser").

     Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser ("MSAM"), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending. As of September 30, 1996, MSAM, together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice.

     Prior to October 31, 1996, VK/AC Holding, Inc. was controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership. References in the attached Prospectus to The Clayton & Dubilier Private Equity IV Limited Partnership and its management are hereby deleted.

     At a special meeting of shareholders of the Trust held on October 29, 1996, shareholders of the Common Sense Municipal Bond Fund (the "Municipal Bond Fund") approved changes to the Municipal Bond Fund's fundamental investment restrictions to permit the Municipal Bond Fund to invest its assets in shares of certain investment companies, consistent with
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its investment objectives and policies, in excess of the investment limitations imposed by the Investment Company Act of 1940, as amended (the "1940 Act"). The Municipal Bond Fund believes that from time to time it can more effectively and efficiently invest in certain types of securities by pooling its assets for such securities with assets of other investment companies managed by the Adviser and its affiliates. Prior to engaging in such transactions, the Municipal Bond Fund and its Adviser and affiliates together with other investment companies managed by the Adviser and its affiliates will obtain exemptive relief from the Securities and Exchange Commission ("SEC") to permit such transactions. In order to take full advantage of any exemptive relief granted by the SEC, the Municipal Bond Fund hereby restates its fundamental investment restriction, approved by shareholders, regarding investment in other investment companies to state:

          The Municipal Bond Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     In addition, to the extent the Municipal Bond Fund's fundamental investment restrictions regarding diversification, control, unseasoned issuers or restricted securities may be deemed to preclude the Fund from taking full advantage of any exemptive relief granted by the SEC, the Municipal Bond Fund hereby adds the following exception, as approved by shareholders, to each applicable restriction:

          ..., except that the Municipal Bond Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.